Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and contingencies
Schedule of environmental obligations included in other current provisions and other noncurrent provisions
	December 31,
($ in millions)	2015	2014
Other provisions	30	37
Other non-current liabilities	86	109

Total	116	146

Best estimate of future payments for guarantee obligations

	December 31,
	2015	2014
($ in millions)	Maximum potential payments
Performance guarantees	209	232
Financial guarantees	77	72
Indemnification guarantees	50	50

Total	336	354

Provisions for warranties

($ in millions)	2015	2014
Balance at January 1,	1,148	1,362
Net change in warranties due to acquisitions and divestments	—	11
Claims paid in cash or in kind	(281)	(319)
Net increase in provision for changes in estimates, warranties issued and warranties expired	301	224
Exchange rate differences	(79)	(130)

Balance at December 31,	1,089	1,148